Schedule of Investments PIMCO California Flexible Municipal Income Fund	March 31, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.8% ¤
CORPORATE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Toledo Hospital 5.325% due 11/15/2028	$150	$125
Tower Health 4.451% due 02/01/2050	425	187
Wild Rivers Water Park 8.500% due 11/01/2051	200	152

Total Corporate Bonds & Notes (Cost $505)		464

MUNICIPAL BONDS & NOTES 97.1%
ALABAMA 1.7%
Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022 5.250% due 02/01/2053	250	263
Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013 0.000% due 10/01/2050 (c)	500	513
Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019 4.500% due 05/01/2032	171	150

		926

CALIFORNIA 77.8%
Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022 0.000% due 10/01/2050 (c)	1,000	507
Bay Area Toll Authority, California Revenue Bonds, Series 2019 3.250% due 04/01/2047	300	300
California Community Choice Financing Authority Revenue Bonds, Series 2021 4.000% due 02/01/2052	250	247
California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	500	526
5.000% due 12/01/2053	500	523
5.250% due 01/01/2054	1,000	1,024
California Community College Financing Authority Revenue Notes, Series 2016 5.000% due 06/01/2027	260	282
California County Tobacco Securitization Agency Revenue Bonds, Series 2020 5.000% due 06/01/2050	500	502
California County Tobacco Securitization Agency Revenue Notes, Series 2020 5.000% due 06/01/2029	310	338
California Health Facilities Financing Authority Revenue Bonds, Series 2001 3.400% due 10/01/2023	300	300
California Health Facilities Financing Authority Revenue Bonds, Series 2017 4.000% due 11/01/2038	500	505
California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	500	501
4.000% due 08/15/2040	500	504
California Health Facilities Financing Authority Revenue Bonds, Series 2022 5.000% due 03/01/2040	500	545
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020 3.650% due 01/01/2050	750	750
California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022 5.250% due 11/01/2036	200	224
California Municipal Finance Authority Revenue Bonds, Series 2017 5.000% due 06/01/2042	1,000	1,062
California Pollution Control Financing Authority Revenue Notes, Series 2019 6.750% due 12/01/2028	125	91
California Public Finance Authority Revenue Bonds, Series 2019 6.250% due 07/01/2054	250	265
California Public Finance Authority Revenue Bonds, Series 2022 4.000% due 07/15/2038	500	516
California State General Obligation Bonds, Series 2021 5.000% due 09/01/2041	1,000	1,133
California State University Revenue Bonds, Series 2015 4.000% due 11/01/2043	500	502
California Statewide Communities Development Authority Revenue Bonds, Series 2015 4.125% due 03/01/2034	485	497
California Statewide Communities Development Authority Revenue Bonds, Series 2016 5.250% due 12/01/2056	250	243
Chino Valley Unified School District, California General Obligation Bonds, Series 2022 0.000% due 08/01/2039 (b)	385	198

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)	March 31, 2023 (Unaudited)

City of Big Bear Lake, California Industrial Revenue Bonds, Series 1993 3.920% due 12/01/2028	750	750
Clovis Unified School District, California General Obligation Bonds, Series 2022 5.250% due 08/01/2041	500	563
CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021 4.000% due 08/01/2047	250	194
CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021 4.000% due 08/01/2047	250	196
CMFA Special Finance Agency, California Revenue Bonds, Series 2021 4.000% due 08/01/2045	400	319
CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	250	192
3.400% due 10/01/2046	450	337
3.500% due 10/01/2046	800	603
4.000% due 02/01/2057	250	176
Department of Veterans Affairs Veteran's Farm & Home Purchase Program, California Revenue Bonds, Series 2022 4.950% due 12/01/2046	250	266
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2022 5.000% due 06/01/2036	1,000	1,194
Firebaugh, California Revenue Bonds, Series 2019 4.000% due 08/01/2039	250	207
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995 0.000% due 01/01/2028 (b)	500	445
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021 4.000% due 01/15/2046	1,000	938
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	5,000	508
3.850% due 06/01/2050	500	452
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022 5.000% due 06/01/2051	500	524
Grossmont Union High School District, California General Obligation Bonds, Series 2021 0.000% due 08/01/2044 (b)	2,000	784
Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022 4.500% due 11/01/2052	250	257
Irvine Ranch Water District, California Special Assessment Bonds, Series 2009 3.300% due 10/01/2041	550	550
Long Beach Unified School District, California General Obligation Bonds, Series 2015 0.000% due 08/01/2037 (b)	500	274
Los Angeles Department of Airports, California Revenue Bonds, Series 2018 5.000% due 05/15/2030	500	550
Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	250	283
5.000% due 05/15/2038	1,000	1,081
Los Angeles Department of Airports, California Revenue Bonds, Series 2022 4.000% due 05/15/2041	500	499
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001 3.350% due 07/01/2034	1,000	1,000
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2017 5.000% due 07/01/2047	1,000	1,053
Los Angeles Department of Water & Power, California Revenue Notes, Series 2023 5.000% due 07/01/2029 (a)	500	585
Los Angeles Unified School District, California General Obligation Bonds, Series 2022 5.000% due 07/01/2041	500	574
M-S-R Energy Authority, California Revenue Bonds, Series 2009 6.500% due 11/01/2039	330	393
Metropolitan Water District of Southern California Revenue Bonds, Series 2022
5.000% due 07/01/2034	150	183
5.000% due 10/01/2034	1,000	1,226
New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2008 0.000% due 08/01/2030 (b)	200	161
Orange County, California Community Facilities District Special Tax Bonds, Series 2022 5.000% due 08/15/2047	250	257
Peralta Community College District, California General Obligation Bonds, Series 2016 4.000% due 08/01/2039	250	251
Rio Hondo Community College District, California General Obligation Bonds, Series 2022 0.000% due 08/01/2046 (b)	1,000	329
River Islands Public Financing Authority, California Special Tax, (AGM Insured),Series 2022 5.000% due 09/01/2029	250	288
River Islands Public Financing Authority, California Special Tax, Series 2022 5.750% due 09/01/2052	250	249
Riverside, California Electric Revenue Bonds, Series 2008 3.500% due 10/01/2029	100	100
Riverside, California Water Revenue Bonds, Series 2022 5.000% due 10/01/2047	750	840
Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2036	270	285
5.000% due 09/01/2047	100	100
Salinas Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022 4.375% due 06/01/2047	1,000	1,024
Salinas Union High School District, California General Obligation Bonds, Series 2022 5.000% due 08/01/2039	250	294
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021 4.000% due 07/01/2046	500	476
San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008 3.500% due 04/01/2038	3,400	3,400

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)	March 31, 2023 (Unaudited)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014 5.000% due 05/01/2044	500	502
San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019 5.000% due 05/01/2049	250	258
San Francisco, California City & County Certificates of Participation Bonds, Series 2017 4.000% due 04/01/2036	1,000	1,016
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020 5.000% due 11/01/2050	200	219
San Jose Financing Authority, California Revenue Bonds, Series 2022 5.000% due 11/01/2047	1,000	1,129
San Rafael City Elementary School District, California General Obligation Bonds, Series 2019 4.000% due 08/01/2047	250	251
Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022 5.000% due 06/01/2049	1,000	1,036
Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021 0.000% due 06/01/2060 (b)	1,765	296
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019 5.000% due 06/01/2034	250	273
University of California Revenue Bonds, Series 2013 3.500% due 05/15/2048	1,000	1,000

		43,275

COLORADO 0.9%
Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021 0.000% due 12/01/2051 (c)	500	270
Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022 5.250% due 12/01/2032	250	249

		519

GEORGIA 1.8%
Municipal Electric Authority of Georgia Revenue Bonds, Series 2019 5.000% due 01/01/2049	500	511
Municipal Electric Authority of Georgia Revenue Bonds, Series 2022 5.500% due 07/01/2063	500	520

		1,031

IDAHO 0.3%
Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021 3.750% due 09/01/2051	250	183

INDIANA 0.4%
Indiana Finance Authority Revenue Bonds, Series 2019 7.000% due 03/01/2039	290	219

IOWA 0.4%
Iowa Finance Authority Revenue Bonds, Series 2022 8.000% due 01/01/2042	250	234

MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	250	185

NEVADA 0.2%
Reno, Nevada Revenue Bonds, Series 2018 0.000% due 07/01/2058 (b)	1,000	127

NEW HAMPSHIRE 0.9%
New Hampshire Business Finance Authority Revenue Bonds, Series 2023 4.817% due 12/20/2036	500	495

NEW YORK 2.3%
Build NYC Resource Corp., New York Revenue Bonds, Series 2018 5.625% due 12/01/2050	100	100
Build NYC Resource Corp., New York Revenue Notes, Series 2022 5.000% due 06/01/2032	200	203
Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022 2.875% due 07/25/2036 (e)	496	439
New York Transportation Development Corp. Revenue Bonds, Series 2020 4.375% due 10/01/2045	550	516

		1,258

OHIO 0.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020 5.000% due 06/01/2055	150	136

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)	March 31, 2023 (Unaudited)

PENNSYLVANIA 0.4%
Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022 5.250% due 05/01/2042	200	197

PUERTO RICO 7.1%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	474	207
0.000% due 11/01/2051	3,293	1,245
Commonwealth of Puerto Rico General Obligation Bonds, Series 2021 0.000% due 07/01/2033 (b)	500	284
GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018 7.500% due 08/20/2040	218	181
Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022 0.000% due 07/01/2053 (c)	1,195	699
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018 0.000% due 07/01/2046 (b)	5,000	1,313

		3,929

TEXAS 1.2%
Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021 7.500% due 12/01/2045	250	166
Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022 6.000% due 12/01/2062	250	258
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019 5.000% due 06/30/2058	250	248

		672

VIRGINIA 0.7%
Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021 3.750% due 03/01/2036	390	365

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (b)	1,250	111

WISCONSIN 0.3%
Public Finance Authority, Wisconsin Revenue Bonds, Series 2021 6.500% due 09/01/2036	171	156

Total Municipal Bonds & Notes (Cost $53,152)		54,018

	SHARES
PREFERRED SECURITIES 0.9%
FINANCIALS 0.9%
American Express Co. 3.550% due 09/15/2026 •(d)	200,000	169
JPMorgan Chase & Co. 3.650% due 06/01/2026 •(d)	125,000	109
PNC Financial Services Group, Inc. 3.400% due 09/15/2026 •(d)	250,000	196

Total Preferred Securities (Cost $471)		474

Total Investments in Securities (Cost $54,128)		54,956

Total Investments 98.8% (Cost $54,128)		$54,956
Other Assets and Liabilities, net 1.2%		684

Net Assets 100.0%		$55,640

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)	March 31, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	RESTRICTED SECURITIES:
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022	2.875%	07/25/2036	11/17/2022	$431	$439	0.79%

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$464	$0	$464
Municipal Bonds & Notes
Alabama	0	926	0	926
California	0	43,275	0	43,275
Colorado	0	519	0	519
Georgia	0	1,031	0	1,031
Idaho	0	183	0	183
Indiana	0	219	0	219
Iowa	0	234	0	234
Michigan	0	185	0	185
Nevada	0	127	0	127
New Hampshire	0	495	0	495
New York	0	1,258	0	1,258
Ohio	0	136	0	136
Pennsylvania	0	197	0	197
Puerto Rico	0	3,929	0	3,929
Texas	0	672	0	672
Virginia	0	365	0	365
West Virginia	0	111	0	111
Wisconsin	0	156	0	156
Preferred Securities
Financials	0	474	0	474

Total Investments	$0	$54,956	$0	$54,956

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments, and in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Sources’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may

Notes to Financial Statements (Cont.)

materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AGM	Assured Guaranty Municipal	BAM	Build America Mutual Assurance

Other Abbreviations:
TBA	To-Be-Announced